                                                                       Exhibit 4
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
  Number                                                                          Shares
DC
        INCORPORATED UNDER THE LAWS          [DIGICON LOGO]         THIS CERTIFICATE IS TRANSFERABLE IN
         OF THE STATE OF DELAWARE                                     NEW YORK, N.Y. OR DALLAS, TX.

                                             DIGICON INC.
                                             COMMON STOCK

                                                                                                  CUSIP 253804 30 6
     THIS CERTIFIES THAT

                                             SPECIMEN

                                                                                                    SEE REVERSE FOR
                                                                                                  CERTAIN DEFINITIONS
                                                                                                   AND RESTRICTIONS
                                                                                                      ON TRANSFER

     is the owner of

                 FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $.01 EACH OF DIGICON INC.

   transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation of the Corporation (copies of which are on file with each Transfer Agent and
   Registrar), as now or hereafter amended, to all of which the holder hereof by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by a Transfer Agent and Registrar.
       WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:


[Allan C. Pogach Sig.]                                  [DIGICON INC. SEAL]                               [STEVEN J. LUDLOW]
-----------------------------------                                                              ----------------------------------
                    Secretary                                                                                    President
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*************************************************
* Countersigned and Registered:                 *
*     CHEMICAL SHAREHOLDER SERVICES GROUP, INC. *
*                           Transfer Agent      *
*                            and Registrar      *
*                                               *
* By:                                           *
*                                               *
*                                               *
*                                               *
*                                               *
*                          Authorized Signature *
*************************************************

        The Corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. Such request may be made to the Corporation or any Transfer Agent and Registrar.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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
        TEN COM - as tenants in common                         UNIF GIFT MIN ACT - ________ Custodian _________
        TEN ENT - as tenants by the entireties                                      (Cust)             (Minor)
        JT TEN  - as joint tenants with right of survivorship                      under Uniform Gifts to Minors
                  and not as tenants in common                                     Act ___________
                                                                                         (State)

                              Additional abbreviations may also be used though not in the above list.

                            For Value Received, the undersigned hereby sells, assigns and transfers unto

   Please Insert Social Security or Other
      Identifying Number of Assignee
----------------------------------------------

----------------------------------------------


--------------------------------------------------------------------------------------------------------------------
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------------------------------------------


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-------------------------------------------------------------------------------------------------------------- Shares
of the stock represented by the within certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------------------------------------------ Attorney
to transfer the same on the books of the within named Corporation with full power of substitution in the premises.


Dated
       -----------------------------------------

                                                        X
                                                          -----------------------------------------------------------
                                                                                   (SIGNATURE)
                                      NOTICE:
                                THE SIGNATURE(S) TO
                                THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE
                                NAME(S) AS WRITTEN
                                UPON THE FACE OF
                                THE CERTIFICATE IN     X
                                EVERY PARTICULAR         -----------------------------------------------------------
                                WITHOUT ALTERATION                                 (SIGNATURE)
                                OR ENLARGEMENT OR
                                ANY CHANGE WHATEVER.
                                                         -----------------------------------------------------------
                                                          THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                                                          GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                                                          AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
                                                          IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
                                                          PURSUANT TO S.E.C. RULE 17Ad-15.


                                                         -----------------------------------------------------------
                                                          SIGNATURE(S) GUARANTEED BY:


                                                         -----------------------------------------------------------
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